UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  September 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of May 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-4 Mortgage Pass-Through Certificates, Series 2002-4)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-04                 13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-4 Mortgage Pass-through Certificates, Series 2002-4 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On September 25, 2002 distributions were made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-4
Mortgage Pass-Through Certificates, Series 2002-4
----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 1, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2002


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                                            GSR MORTGAGE LOAN TRUST 2002-4
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    September 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A     164,250,000.00    90,702,467.90 20,653,386.12     235,750.83    20,889,136.95         0.00       0.00       70,049,081.78
A1B     135,028,000.00   135,028,000.00          0.00     543,037.61       543,037.61         0.00       0.00      135,028,000.00
A2A     123,800,000.00             0.00          0.00           0.00             0.00         0.00       0.00                0.00
A2B     207,900,000.00   183,499,424.73 44,844,043.46     568,695.30    45,412,738.76         0.00       0.00      138,655,381.27
A2C     211,729,000.00   211,729,000.00          0.00     992,656.13       992,656.13         0.00       0.00      211,729,000.00
B1       10,409,000.00    10,374,852.49     11,674.10      59,718.59        71,392.69         0.00       0.00       10,363,178.39
B2        5,638,000.00     5,619,504.12      6,323.24      32,346.37        38,669.61         0.00       0.00        5,613,180.88
B3        3,470,000.00     3,458,616.40      3,891.74      19,908.11        23,799.85         0.00       0.00        3,454,724.66
B4        1,735,000.00     1,729,308.20      1,945.87       9,954.05        11,899.92         0.00       0.00        1,727,362.33
B5        1,301,000.00     1,296,731.97      1,459.12       7,464.11         8,923.23         0.00       0.00        1,295,272.85
B6        2,169,467.00     2,162,349.89      2,433.14      12,446.68        14,879.82    84,973.83       0.00        2,074,942.92
R1              100.00             0.00          0.00           0.00             0.00         0.00       0.00                0.00
R2              100.00             0.00          0.00           0.00             0.00         0.00       0.00                0.00
R3              100.00             0.00          0.00           0.00             0.00         0.00       0.00                0.00
TOTALS  867,429,767.00   645,600,255.70 65,525,156.79   2,481,977.78    68,007,134.57    84,973.83       0.00      579,990,125.08

X1      299,278,000.00   225,730,467.90          0.00     484,651.27       484,651.27         0.00       0.00      205,077,081.78
X2      543,429,000.00   395,228,424.73          0.00     748,211.66       748,211.66         0.00       0.00      350,384,381.27
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A     36229RCK3        552.22202679    125.74359890    1.43531708    127.17891598    426.47842788      A1A         3.119000 %
A1B     36229RCL1      1,000.00000000      0.00000000    4.02166669      4.02166669  1,000.00000000      A1B         4.826000 %
A2A     36229RCM9          0.00000000      0.00000000    0.00000000      0.00000000      0.00000000      A2A         2.567000 %
A2B     36229RCN7        882.63311558    215.70006474    2.73542713    218.43549187    666.93305084      A2B         3.719000 %
A2C     36229RCP2      1,000.00000000      0.00000000    4.68833334      4.68833334  1,000.00000000      A2C         5.626000 %
B1      36229RCS6        996.71942454      1.12153905    5.73720722      6.85874628    995.59788548      B1          6.907308 %
B2      36229RCT4        996.71942533      1.12153955    5.73720646      6.85874601    995.59788578      B2          6.907308 %
B3      36229RCU1        996.71942363      1.12153890    5.73720749      6.85874640    995.59788473      B3          6.907308 %
B4      36229RCY3        996.71942363      1.12153890    5.73720461      6.85874352    995.59788473      B4          6.907308 %
B5      36299RCZ0        996.71942352      1.12153728    5.73720984      6.85874712    995.59788624      B5          6.907308 %
B6      36229RDA4        996.71942002      1.12153815    5.73720642      6.85874457    956.42981433      B6          6.907308 %
R1      36229RCV9          0.00000000      0.00000000    0.00000000      0.00000000      0.00000000      R1          7.053500 %
R2      36229RCW7          0.00000000      0.00000000    0.00000000      0.00000000      0.00000000      R2          7.053500 %
R3      36229RCX5          0.00000000      0.00000000    0.00000000      0.00000000      0.00000000      R3          7.053500 %
TOTALS                   744.26804366     75.53943764    2.86130114     78.40073878    668.63064555

X1      36229RCQ0        754.25012163      0.00000000    1.61940159      1.61940159    685.23941546      X1          2.576442 %
X2      36229RCR8        727.28622273      0.00000000    1.37683425      1.37683425    644.76570310      X2          2.271734 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                        Tel: (212)946-7959/Fax: (212)946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

                Aggregate Beginning Scheduled Mortgage Principal Balance
                                        Group 1                                                           234,479,994.73
                                        Group 2                                                           411,120,260.98
                                        Total                                                             645,600,255.71

                Aggregate Ending Scheduled Mortgage Principal Balance
                                        Group 1                                                           213,816,105.59
                                        Group 2                                                           366,174,019.49
                                        Total                                                             579,990,125.08

                Beginning Number of Mortgage Loans
                                        Group 1                                                                      554
                                        Group 2                                                                      833
                                        Total                                                                      1,387

                Ending Number of Mortgage Loans
                                        Group 1                                                                      504
                                        Group 2                                                                      745
                                        Total                                                                      1,249

                Total Available Distrbution Amount                                                         69,239,997.51

                Principal Distrbution Amount Per Group
                Aggregate Principal Distrbution Amount Group 1                                             20,663,889.14
                Aggregate Principal Distrbution Amount Group 2                                             44,776,293.83
                Total                                                                                      65,440,182.97

                Scheduled Principal Amount
                                        Group 1                                                               281,472.22
                                        Group 2                                                               445,588.29
                                        Total                                                                 727,060.51

                Total Prepayment Amount                                                                    64,883,070.12
                Prepaid Principal Group 1                                                                  20,382,416.92
                Prepaid Principal Group 2                                                                  44,500,653.20

                Total Liquidation Proceeds                                                                          0.00
                Liquidation Proceeds Group 1                                                                        0.00
                Liquidation Proceeds Group 2                                                                        0.00

                Total Repurchases                                                                                   0.00
                Repurchases Group 1                                                                                 0.00
                Repurchases Group 2                                                                                 0.00

                Total Condemnation Proceeds                                                                         0.00
                Condemnation Proceeds Group 1                                                                       0.00
                Condemnation Proceeds Group 2                                                                       0.00

                Total Insurance Proceeds                                                                            0.00
                Insurance Proceeds Group 1                                                                          0.00
                Insurance Proceeds Group 2                                                                          0.00

                Service Fee                                                                                   138,835.39
                Trustee Fee                                                                                     4,035.00

                Current Advances                                                                                    0.00
                Aggregate Advances                                                                                  0.00

                Soldiers and Sailors Relief Act Amount                                                              0.00
                Class A1A Soldiers and Sailors Interest Reduction Amount                                            0.00
                Class A1B Soldiers and Sailors Interest Reduction Amount                                            0.00
                Class A2A Soldiers and Sailors Interest Reduction Amount                                            0.00
                Class A2B Soldiers and Sailors Interest Reduction Amount                                            0.00
                Class A2C Soldiers and Sailors Interest Reduction Amount                                            0.00
                Class X1 Soldiers and Sailors Interest Reduction Amount                                             0.00
                Class X2 Soldiers and Sailors Interest Reduction Amount                                             0.00
                Class B1 Soldiers and Sailors Interest Reduction Amount                                             0.00
                Class B2 Soldiers and Sailors Interest Reduction Amount                                             0.00
                Class B3 Soldiers and Sailors Interest Reduction Amount                                             0.00
                Class B4 Soldiers and Sailors Interest Reduction Amount                                             0.00
                Class B5 Soldiers and Sailors Interest Reduction Amount                                             0.00
                Class B6 Soldiers and Sailors Interest Reduction Amount                                             0.00

                Prepayment Interest Shortfall Amount                                                                0.00
                Class A1A Prepayment Interest Shortfall Reduction Amount                                            0.00
                Class A1B Prepayment Interest Shortfall Reduction Amount                                            0.00
                Class A2A Prepayment Interest Shortfall Reduction Amount                                            0.00
                Class A2B Prepayment Interest Shortfall Reduction Amount                                            0.00
                Class A2C Prepayment Interest Shortfall Reduction Amount                                            0.00
                Class X1 Prepayment Interest Shortfall Reduction Amount                                             0.00
                Class X2 Prepayment Interest Shortfall Reduction Amount                                             0.00
                Class B1 Prepayment Interest Shortfall Reduction Amount                                             0.00
                Class B2 Prepayment Interest Shortfall Reduction Amount                                             0.00
                Class B3 Prepayment Interest Shortfall Reduction Amount                                             0.00
                Class B4 Prepayment Interest Shortfall Reduction Amount                                             0.00
                Class B5 Prepayment Interest Shortfall Reduction Amount                                             0.00
                Class B6 Prepayment Interest Shortfall Reduction Amount                                             0.00

                Scheduled Gross Interest Amount Collected
                                        Group 1                                                             1,362,727.33
                                        Group 2                                                             2,494,983.77
                                        Total                                                               3,857,711.10

                                        Current Realized Loss                                                  84,973.83
                                        Realized Loss Group 1                                                       0.00
                                        Realized Loss Group 2                                                  84,973.83

                                        Cummulative Realized Loss                                              84,973.83
                                        Realized Loss Group 1                                                       0.00
                                        Realized Loss Group 2                                                  84,973.83


                 Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                        Group 1
                                                                                  Principal
                                       Category              Number                Balance               Percentage
                                       1 Month                         1               308,433.61                  0.14 %
                                       2 Month                         0                     0.00                  0.00 %
                                       3 Month                         0                     0.00                  0.00 %
                                       Total                       1                   308,433.61                  0.14 %
                                        Group 2
                                                                                  Principal
                                       Category              Number                Balance               Percentage
                                       1 Month                         1               296,784.41                  0.08 %
                                       2 Month                         0                     0.00                  0.00 %
                                       3 Month                         0                     0.00                  0.00 %
                                        Total                          1               296,784.41                  0.08 %
                                        Group Totals
                                                                                  Principal
                                       Category              Number                Balance               Percentage
                                       1 Month                         2               605,218.02                  0.10 %
                                       2 Month                         0                     0.00                  0.00 %
                                       3 Month                         0                     0.00                  0.00 %
                                        Total                          2               605,218.02                  0.10 %

                 Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                        Group 1
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
                                        Group 2
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
                                       Group Totals
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %

                 Number and Aggregate Principal Amounts of Bankruptcy Loans
                                        Group 1
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
                                        Group 2
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
                                       Group Totals
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %

                 Number and Aggregate Principal Amounts of REO Loans
                                        Group 1
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
                                        Group 2
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
                                       Group Totals
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %

                Current Interest Shortfall per Class
                                        Current Interest Shortfall A1A                               0.00
                                        Current Interest Shortfall A1B                               0.00
                                        Current Interest Shortfall A2A                               0.00
                                        Current Interest Shortfall A2B                               0.00
                                        Current Interest Shortfall A2C                               0.00
                                        Current Interest Shortfall X1                                0.00
                                        Current Interest Shortfall X2                                0.00
                                        Current Interest Shortfall B1                                0.00
                                        Current Interest Shortfall B2                                0.00
                                        Current Interest Shortfall B3                                0.00
                                        Current Interest Shortfall B4                                0.00
                                        Current Interest Shortfall B5                                0.00
                                        Current Interest Shortfall B6                                0.00

                Interest Shortfall Outstanding per Class
                                        Total Interest Shortfall Outstanding A1A                     0.00
                                        Total Interest Shortfall Outstanding A1B                     0.00
                                        Total Interest Shortfall Outstanding A2A                     0.00
                                        Total Interest Shortfall Outstanding A2B                     0.00
                                        Total Interest Shortfall Outstanding X1                      0.00
                                        Total Interest Shortfall Outstanding X2                      0.00
                                        Total Interest Shortfall Outstanding A2C                     0.00
                                        Total Interest Shortfall Outstanding B1                      0.00
                                        Total Interest Shortfall Outstanding B2                      0.00
                                        Total Interest Shortfall Outstanding B3                      0.00
                                        Total Interest Shortfall Outstanding B4                      0.00
                                        Total Interest Shortfall Outstanding B5                      0.00
                                        Total Interest Shortfall Outstanding B6                      0.00

                                        Group 1 Senior Percentage                                 96.27 %
                                        Group 1 Senior Prepayment Percentage                     100.00 %
                                        group 1 Subordinate Percentage                             3.73 %

                                        Group 2 Senior Percentage                                 96.13 %
                                        Group 2 Senior Prepayment Percentage                     100.00 %
                                        Group 2 Subordinate Percentage                             3.87 %


                                          Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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